                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                                       FOR

                            TENDER OF ALL OUTSTANDING


                             11 1/2% SERIES A SENIOR
                             SECURED NOTES DUE 2003
                                 IN EXCHANGE FOR
                             11 1/2% SERIES B SENIOR
                             SECURED NOTES DUE 2003.


                                       AND


                         12% SERIES A SENIOR PAY-IN-KIND
                          EXCHANGEABLE PREFERRED STOCK
                                 IN EXCHANGE FOR
                         12% SERIES B SENIOR PAY-IN-KIND
                          EXCHANGEABLE PREFERRED STOCK


                                       OF

                         AMERICAN RESTAURANT GROUP, INC.


       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 A.M.
         NEW YORK CITY TIME, ON AUGUST 25, 1998 (THE "EXPIRATION DATE")
               UNLESS EXTENDED BY AMERICAN RESTAURANT GROUP, INC.


                                 EXCHANGE AGENT:

                     UNITED STATES TRUST COMPANY OF NEW YORK

    By Hand/Overnight Express:                        By Mail:                        By Overnight Delivery:
(insured or registered recommended)     (insured or registered recommended)     (insured or registered recommended)
  United States Trust Company of           United States Trust Company of         United States Trust Company of
             New York                                 New York                               New York
         65 Beaver Street                           P.O. Box 843                           770 Broadway
           Ground Floor                            Cooper Station                            7th Floor
        New York, NY 10005                    New York, New York 10276               New York, New York 10003
     Attn: Corporate Trust and             Attention: Corporate Trust and         Attention: Corporate Trust and
          Agency Services                         Agency Services                         Agency Services

                              By Facsimile:                         Confirm By Telephone:
                             (212) 420-6152                            (800) 548-6565
                    (For Eligible Institutions Only)

                  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated July 27, 1998 (the "Prospectus") of American Restaurant Group, Inc. (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange (i) $1,000 in principal amount of its 11 1/2 Series B Senior Secured Notes due 2003 (the "Exchange Notes") for each $1,000 in principal amount of outstanding 11 1/2 Series A Senior Secured Notes due 2003 (the "Notes") and (ii) one share of its 12% Series B Senior Pay-in-Kind Exchangeable Preferred Stock, par value $0.01 per share (the "Exchange Preferred Stock" and, together with the Exchange Notes, the "Exchange Securities) for each share of its outstanding 12% Series A Senior Pay-in-Kind Exchangeable Preferred Stock, par value $0.01 per share (the "Preferred Stock" and, together with the Notes, the "Securities"). The terms of the Exchange Securities are substantially identical in all respects (including principal amount, interest rate and maturity) to the terms of the Securities for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Securities are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the "Act").


         The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Notes and/or Preferred Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

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                                 DESCRIPTION OF NOTES TENDERED HEREWITH
---------------------------------------------------------------------------------------------------
                                                                         AGGREGATE
                                                                      PRINCIPAL AMOUNT    PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE         REPRESENTED        AMOUNT
                 (PLEASE FILL IN)                    NUMBER(S)*          BY NOTES*       TENDERED**
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    Total
---------------------------------------------------------------------------------------------------

*        Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. See instruction 2.


----------------------------------------------------------------------------------------------------
                           DESCRIPTION OF PREFERRED STOCK TENDERED HEREWITH
----------------------------------------------------------------------------------------------------
                                                                         NUMBER
                                                                        OF SHARES         NUMBER
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)   CERTIFICATE        REPRESENTED       OF SHARES
                 (PLEASE FILL IN)                    NUMBER(S)*    BY PREFERRED STOCK*   TENDERED**
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                    Total
----------------------------------------------------------------------------------------------------


*        Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full number of shares represented by such Preferred Stock.
         See instruction 2.

         This Letter of Transmittal is to be used either if certificates of Notes or Preferred Stock are to be forwarded herewith or if delivery of Notes or shares of Preferred Stock is to be made by book-entry transfer to an account maintained by the Exchange Agent or its agent at The Depository Trust Company, pursuant to the procedures set forth in "The Exchange Offer--Tender Procedure" in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

         Holders whose Notes or shares of Preferred Stock are not immediately available or who cannot deliver their Notes or shares of Preferred Stock and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Securities according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

/ /    CHECK HERE IF TENDERED NOTES AND/OR PREFERRED STOCK (PLEASE CIRCLE ONE OR
       BOTH) ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT OR ITS AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

/ /    Name of Tendering Institution____________________________________________

/ /    The Depository Trust Company

/ /    Account Number___________________________________________________________

/ /    Transaction Code Number__________________________________________________

/ /    CHECK HERE IF TENDERED NOTES AND/OR PREFERRED STOCK (PLEASE CIRCLE ONE OR
       BOTH) ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)_____________________________________________

       Name of Eligible Institution that Guaranteed Delivery____________________

       Date of Execution of Notice of Guaranteed Delivery_______________________

       If Delivered by Book-Entry Transfer:

       Account Number___________________________________________________________

/ / CHECK HERE IF EXCHANGE NOTES AND/OR EXCHANGE PREFERRED STOCK (PLEASE CIRCLE ONE OR BOTH) ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THE LETTER OF TRANSMITTAL:

       Name_____________________________________________________________________
                                 (Please Print)

       Address__________________________________________________________________

       _________________________________________________________________________
                              (Including Zip Code)

/ / CHECK HERE IF EXCHANGE NOTES AND/OR EXCHANGE PREFERRED STOCK (PLEASE CIRCLE ONE OR BOTH) ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

       Address__________________________________________________________________

       _________________________________________________________________________
                              (Including Zip Code)

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

       Name:____________________________________________________________________

       Address__________________________________________________________________

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of the Securities indicated above. Subject to, and effective upon, the acceptance for exchange of the Securities tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Securities. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company, in connection with the Exchange Offer) to cause the Securities to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Securities and to acquire Exchange Securities issuable upon the exchange of such tendered Securities, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Securities, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Securities or transfer ownership of such Securities on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Securities by the Company and the issuance of Exchange Securities in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that the Company shall have no further obligations or liabilities thereunder.

         The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Securities tendered hereby and, in such event, the Securities not exchanged will be returned to the undersigned at the address shown above.

         By tendering, each holder of Securities represents that Exchange Securities acquired in the exchange will be obtained in the ordinary course of business of such holder or any beneficial owner thereof, that such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Securities, that neither such holder nor any beneficial owner of the Exchange Securities is an " affiliate" of the Company within the meaning of Rule 405 under the Act and that such holder is not engaged in, and does not intend to engage in, a distribution of the Exchange Securities. Any holder of Securities using the Exchange Offer to participate in a distribution of the Exchange Securities (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Act in connection with a secondary resale transaction.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Act.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Securities may be withdrawn at any time prior to the Expiration Date in accordance with the terms of the Letter of Transmittal.

         Certificates for all Exchange Securities delivered in exchange for tendered Securities and any Securities delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                          TENDERING HOLDER(S) SIGN HERE
                   (Complete accompanying substitute Form W-9)

________________________________________________________________________________

________________________________________________________________________________
                            Signature(s) of Holder(s)

Dated ____________________      Area Code and Telephone Number:_________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Securities. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s)_________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)

Capacity (full title)___________________________________________________________

Address_________________________________________________________________________

________________________________________________________________________________
                              (INCLUDING ZIP CODE)

Area Code and Telephone No._____________________________________________________

Taxpayer Identification No._____________________________________________________

                            GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature____________________________________________________________

Name____________________________________________________________________________

Title___________________________________________________________________________

Address_________________________________________________________________________

Name of Firm____________________________________________________________________

Area Code and Telephone No._____________________________________________________

Dated __________________________

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.  DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         Certificates for all physically delivered Securities or confirmation of any book-entry transfer to the Exchange Agent's or its agent's account at a book-entry transfer facility of Securities tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE SECURITIES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY.

         Holders whose Securities are not immediately available or who cannot deliver their Securities and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Securities pursuant to the guaranteed delivery procedure set forth in the Prospectus under "The Exchange Offer--Tender Procedure." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date the Exchange Agent must have received from such Eligible Institution a letter, telex, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Securities are registered, and, if possible, the certificate numbers of the Securities to be tendered; and (iii) all tendered Securities (or a confirmation of any book-entry transfer of such Securities into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such letter, telex, telegram or facsimile transmission, all as provided in the Prospectus under the caption "The Exchange Offer--Tender Procedure."

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Securities for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.


         If less than the entire principal amount of Notes or less than the full number of shares of Preferred Stock evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered of Notes and/or number of shares of Preferred Stock in the box entitled "Principal Amount Tendered" and/or "Number of Shares Tendered," as the case may be. A newly issued certificate for the principal amount of Securities submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.



         Tenders of Securities pursuant to the Exchange Offer are irrevocable, except that Securities tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 12:00 A.M., New York City time, on the Expiration Date unless extended by the Company. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Securities to be withdrawn, the certificate numbers of the Securities to be withdrawn, the principal amount of Notes and/or number of shares of Preferred Stock Securities delivered for exchange, a statement that such holder is withdrawing his or her election to have such Securities exchanged, and the name of the registered holder of such Securities, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Securities being withdrawn. The Exchange Agent will return the properly withdrawn Securities promptly following receipt of notice of withdrawal. If Securities have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Securities or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

         If any of the Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Securities registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Securities.

         When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Securities) of Securities listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

         If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Securities listed, such Securities must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Securities.

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

         Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Securities are tendered: (i) by a registered holder of such Securities; or (ii) for the account of an Eligible Institution.

4.   TRANSFER TAXES.

         The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Securities to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Securities to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Securities listed in this Letter of Transmittal.

5. WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or in part, either of the conditions to the Exchange Offer set forth in the Prospectus.

6. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

         Any holder whose Securities have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Company at 450 Newport Center Drive, Newport Beach, California 92660, Attention: Ken A. Di Lillo (telephone: (714) 721-8000).

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OF SECURITIES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.